UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 20, 2010

AGY HOLDING CORP.

(Exact name of registrant as specified in its charter)

Delaware	335-150749	20-0420637
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2556 Wagener Road Aiken, South Carolina	29801
(Address of principal executive offices)	(Zip Code)

(888) 434-0945

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a) On January 15, 2010, Deloitte & Touche LLP (“Deloitte”) informed AGY Holding Corp. (the “Company”), by notice to a Company director, that Deloitte had concluded that it was not currently independent with respect to the Company. The Company understands from Deloitte that this conclusion by Deloitte was a result of a communication to Deloitte from Kohlberg Capital Corporation. Thus, Deloitte’s notification did not relate to any action or activity of the Company. On January 20, 2010, as a result of Deloitte’s conclusion regarding its independence, the Company dismissed Deloitte as its registered public accounting firm. Both the Board of Directors of the Company and the Board’s Audit Committee approved the decision to dismiss Deloitte.

Deloitte’s reports on the Company’s financial statements for each of the fiscal years ended December 31, 2007 and December 31, 2008 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. Furthermore, during the Company’s two most recent fiscal years and the subsequent interim period preceding the dismissal of Deloitte, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference thereto in connection with its reports on the consolidated financial statements of the Company for the fiscal year ended December 31, 2007 or the fiscal year ended December 31, 2008.

The Company’s Audit Committee and Deloitte have discussed the matters described above. The Company has authorized Deloitte to respond fully to the inquiries of the Company’s successor accountants.

The Company provided Deloitte with a copy of the foregoing disclosure and requested that Deloitte promptly furnish it with a letter addressed to the SEC, stating whether it agrees with the statements made by the Company herein and, if not, stating the respects in which it does not agree. A copy of the letter from Deloitte is attached hereto as Exhibit 16.1.

The Company expects to engage a new independent registered public accounting firm promptly.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

16.1	Letter dated January 26, 2010 from Deloitte & Touche LLP to the Securities and Exchange Commission

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGY HOLDING CORP.

Date: January 26, 2010	By:	/S/ DOUGLAS J. MATTSCHECK
	Name:	Douglas J. Mattscheck
	Title:	Chief Executive Officer

Exhibit Index

Exhibit	Description

16.1	Letter dated January 26, 2010 from Deloitte & Touche LLP to the US Securities and Exchange Commission